IMPAIRMENT	12 Months Ended
Dec. 31, 2024
IMPAIRMENT
IMPAIRMENT

31.   IMPAIRMENT

(a)    Lindero

In accordance with the Company’s accounting policies each cash-generating unit (CGU) is assessed for indicators of impairment from both internal and external sources at the end of each reporting period. If such indicators of impairment exist for any CGU, those CGUs are tested for impairment. Based on this assessment, as at December 31, 2024, the Company determined that the Lindero CGU had indicators of both impairment and impairment reversal. An increase in operating costs due to macro-economic factors, in particular the pace of inflation relative to the devaluation of the Argentine peso was identified as an impairment indicator. The increase in the Company’s estimates of future long-term gold prices was identified as an indicator of impairment reversal.

The recoverable amounts of the CGUs are determined based on the discounted cash flows expected to be derived from the Company’s mining properties, which is a Level 3 fair value estimate. The projected cash flows are significantly affected by changes in assumptions related to long-term metal prices, changes in the amount of recoverable reserves and resources, production cost estimates including the impact of inflation and exchange rates in Argentina, future capital expenditures, discount rates, and the tax regime. The Company estimated the recoverable amount of the Lindero mine as at December 31, 2024 based on its fair value less cost of disposal and concluded that no further impairment charge or impairment reversal was required. Management reached this conclusion by evaluating a range of outcomes for the Lindero CGU based on a discount rate range of 7% to 8% (2023 midpoint: 7.7%) and long-term metal prices of $2,150 to $2,250 per ounce of gold (2023 midpoint: $1,800).  Changes in any of the assumptions used to determine the recoverable amount in future periods may result in further impairment or an impairment reversal. In isolation, a $50/oz increase or decrease in the long term-gold price would result in a $32 million increase or decrease in the recoverable amount, respectively, and a 25 basis point increase or decrease in the discount rate would approximately result in a $4 million decrease or increase in the recoverable amount, respectively.

(b)    San Jose

During the fourth quarter of 2023, a revised life of mine plan for the San Jose mine indicated an earlier depletion of mineral reserves. As a result, as at December 31, 2023, an impairment indicator was identified for the San Jose CGU. The recoverable amount of the San Jose CGU was determined to be $10.0 million, and the Company recorded an impairment loss of $90.6 million to reduce the carrying amount of the CGU to its recoverable amount.